UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2009

MASTEC, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

Florida	0-08106	65-0829355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Douglas Road, 12th Floor, Coral Gables, Florida 33134

(Address of Principal Executive Offices) (Zip Code)

(305) 599-1800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02	Unregistered Sales of Equity Securities.

On November 4, 2009, MasTec, Inc., a Florida corporation (the “Company”), entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Morgan Stanley & Co. Incorporated and Barclays Capital Inc, as joint placement agents, in connection with the issuance and sale by the Company of up to $100 million in aggregate principal amount of its 4.25% Senior Convertible Notes due 2014 (the “Notes”). The Notes are guaranteed (the “Guarantees” and, together with the Notes, the “Securities”) by the Company’s subsidiaries that guarantee its 7.625% Senior Notes due 2017 and 4.00% Senior Convertible Notes due 2014 (the “Guarantors”).

On November 10, 2009 (the “Closing Date”), $100 million in aggregate principal amount of the Notes were sold to qualified institutional buyers in accordance with definitive purchase agreements entered into between the Company and each such buyer (the “Purchase Agreements”) and were issued pursuant to a base indenture dated June 5, 2009 (the “Base Indenture”) and a supplemental indenture dated November 10, 2009 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each among the Company, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”).

The Notes are the general senior unsecured obligations of the Company and rank equal in right of payment with all of the Company’s existing and future unsubordinated indebtedness. The Notes bear interest at 4.25% per annum, payable semi-annually in arrears on June 15 and December 15 of each year commencing on June 15, 2010. The Notes will mature on December 15, 2014 unless earlier converted or repurchased. The Company may not redeem the Notes at its option prior to maturity.

The Notes may be converted into shares of the Company’s common stock, par value $0.10 per share (“Common Stock”), at an initial conversion rate of 64.6162 shares of Common Stock per $1,000 principal amount of Notes, which is approximately $15.48 per share of Common Stock, subject to adjustment as described in the Indenture (the “Conversion Shares”). At the initial conversion rate, assuming the conversion of all $100 million in aggregate principal amount of the Notes, the Notes may be converted into 6,461,620 Conversion Shares.

If the Company undergoes certain types of fundamental changes prior to the maturity date of the Notes, holders of the Notes will have the right, at their option, to require the Company to repurchase some or all of their Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest (including additional interest, if any) to, but not including, the repurchase date.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, the following: nonpayment of principal or interest; breach of covenants or other agreements in the Indenture; defaults in failure to pay certain other indebtedness; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs and is continuing under the Indenture, the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare the principal of, premium, if any, and accrued interest on all the Notes immediately due and payable.

The Securities, including the Conversion Shares issuable upon conversion of the Notes, were issued to qualified institutional buyers in reliance upon the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Securities, including the Conversion Shares issuable upon conversion of the Notes, have not been registered under the Securities Act and are “restricted securities” as that term is defined by Rule 144 under the Securities Act

The Company intends to use a portion of the net proceeds from the sale of the Notes to fund its previously announced acquisition of Precision Pipeline LLC and Precision Transport Company, LLC and for general corporate purposes.

The foregoing description of the Notes, Base Indenture, Supplemental Indenture, Placement Agency Agreement and Purchase Agreements is only a summary and is qualified in its entirety by reference to the full text of the Notes, Base Indenture, Supplemental Indenture, Placement Agency Agreement and form of Purchase Agreement, which are filed as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, and each of which is incorporated herein by reference.

Additionally, as previously reported on November 4, 2009, the Company entered into an amendment to its Second Amended and Restated Loan and Security Agreement, dated July 29, 2008, as amended, with Bank of America, N.A., as administrative agent for the lenders thereunder (the “Letter Amendment”). A copy of the Letter Amendment is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Form of 4.25% Senior Convertible Note due 2014 (incorporated by reference to Exhibit A to the Supplemental Indenture, filed as Exhibit 4.3 to this Current Report on Form 8-K).

4.2	Indenture, dated June 5, 2009, by and among the Company, certain of the Company’s subsidiaries, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 5, 2009).

4.3	Supplemental Indenture, dated November 10, 2009, by and among the Company, certain of the Company’s subsidiaries, and U.S. Bank National Association, as trustee.

10.1	Placement Agency Agreement, dated November 4, 2009, relating to the 4.25% Convertible Notes due 2014, by and among the Company; Morgan Stanley & Co. Incorporated and Barclays Capital Inc, as joint placement agents; and certain of the Company’s subsidiaries.

10.2	Form of Note Purchase Agreement

10.3	Letter Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.

Date: November 10, 2009	By:	/s/ Alberto de Cardenas
Name: Alberto de Cardenas
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of 4.25% Senior Convertible Note due 2014 (incorporated by reference to Exhibit A to the Supplemental Indenture, filed as Exhibit 4.3 to this Current Report on Form 8-K).

4.2	Indenture, dated June 5, 2009, by and among the Company, certain of the Company’s subsidiaries, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 5, 2009).

4.3	Supplemental Indenture, dated November 10, 2009, by and among the Company, certain of the Company’s subsidiaries, and U.S. Bank National Association, as trustee.

10.1	Placement Agency Agreement, dated November 4, 2009, relating to the 4.25% Convertible Notes due 2014, by and among the Company; Morgan Stanley & Co. Incorporated and Barclays Capital Inc, as joint placement agents; and certain of the Company’s subsidiaries.

10.2	Form of Purchase Agreement

10.3	Letter Amendment